EXHIBIT 10.47



                               OPERATING AGREEMENT

                                       OF

                                  CRIT-SC, LLC

         This OPERATING AGREEMENT of CRIT-SC, LLC (the "LLC") is made as of December 22, 1999, between Cornerstone Realty Income Trust, Inc. (the "Member") and the LLC.

                                    ARTICLE I
                        FORMATION, PURPOSES, AND MEMBERS

         1.1 FORMATION. The Member acknowledges the formation of the LLC under the Virginia Limited Liability Company Act, as amended from time to time (the "Act"). The Virginia State Corporation Commission issued the Certificate of Organization on December 22, 1999.

         1.2 PURPOSES.

                  (A) BUSINESS PURPOSE. The purpose of the LLC is to engage in investment activities and any and all lawful business.

                  (B) TAX CLASSIFICATION. The Member intends that this LLC be treated as a proprietorship for federal income tax purposes as long as it has a single owner, and that it be treated as a partnership for federal income tax purposes whenever it has more than one owner, and this Agreement shall be interpreted accordingly.

                  (C) LIMITED LIABILITY. No Member or Manager shall have any personal obligation for any liabilities of the LLC solely by reason of being a Member or Manager, except as provided by law.

                                   ARTICLE II

                                     MEMBER

         2.1 GENERAL. The term "Member" means the undersigned initial Member and any Person subsequently admitted as a Member. The term "Person" includes entities as well as individuals.

         2.2 MEMBER LIST. The LLC shall maintain at its principal office a current list showing the name, address, percentage interest in profits and losses, and capital contribution of each Member.


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         2.3      CONSENT OR APPROVALS OF MEMBERS; MEETINGS.

                  (A) MEETINGS; WRITTEN CONSENT. Except as is otherwise provided in this Agreement, any action which requires the consent or approval of all, or any portion, of the Members shall be obtained at a meeting of the Members, or shall be evidenced by the written consent of Members holding the requisite voting power.

                  (B) MAJORITY VOTE. Unless this Agreement provides otherwise, any action which requires the consent or approval of Members must be consented to or approved by Members owning a majority of the then aggregate value of the Capital Accounts of the Members.

         2.4 ADMISSION OF MEMBERS. A Person acquiring an interest in the LLC from the LLC may be admitted as a Member only by unanimous written consent of the Members.

                                   ARTICLE III

                                   MANAGEMENT

         3.1 MANAGEMENT BY MANAGERS. The LLC shall be managed by a person or persons who shall have full responsibility for managing the business and affairs of the LLC (the "Manager"). All references to the "Manager" shall refer to the Manager or Managers serving at the time.

         3.2 POWERS OF MANAGER. The Manager shall have all the powers set forth in Section 13.1-1009 of the Act. Multiple Managers shall act unanimously.

         3.3 DESIGNATION OF MANAGER. S. J. Olander, Jr., is designated as the initial Manager.

         3.4 SUCCESSOR MANAGER. In the event of the death, resignation, removal, or incapacity of the Manager, the Members shall have the right to appoint a Successor Manager. The Members may remove a Manager at any time.

         3.5 COMPENSATION. A Manager shall receive reasonable compensation for any services rendered as Manager. A Member who is not acting as a Manager shall not be entitled to any compensation as a Member.

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                                   ARTICLE IV
                            REIMBURSEMENT OF EXPENSES

         4.1 EXPENSES; REIMBURSEMENT. The LLC shall bear all expenses and liabilities incurred with respect to the operation and management of the LLC. A Member or Manager shall be entitled to reimbursement from the LLC for any LLC expenses or liabilities incurred by the Member or Manager, provided that the expenses or liabilities did not arise as a result of the Member's or Manager's willful misconduct or a knowing violation of the criminal law.

                                    ARTICLE V
                         CONTRIBUTIONS AND DISTRIBUTIONS

         5.1 CONTRIBUTIONS. The initial Member has contributed to the LLC the property described on Exhibit A in exchange for all of the interests in the LLC.

         5.2 DISTRIBUTIONS OF CASH. The Manager may distribute to the Members, annually or more frequently, cash and non-cash assets not required for LLC operations or reserves.

                                   ARTICLE VI

                                   DISSOLUTION

         6.1 EVENTS OF DISSOLUTION. The LLC shall dissolve upon the written election of the Members.

         6.2 CONTINUATION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding anything to the contrary in this Agreement, if at any time there ceases to be at least one Member of the LLC, within 90 days of such date any person who holds an interest in the LLC may elect to become a Member by written notice mailed to the principal office of the LLC (to be effective as of the date on which there ceased to be at least one Member), and in such event the LLC shall continue and shall not be dissolved or wound up until otherwise required under this Agreement.

         6.3 WINDING UP. Upon the dissolution of the LLC, the Manager shall wind up the affairs of the LLC. The Manager shall determine the time, manner, and terms of any sale or sales of LLC property pursuant to such winding up, having due regard to the activity and the condition of the LLC and relevant market and economic conditions.

         6.4 CERTIFICATE OF CANCELLATION. Upon completion of the winding up of the LLC, the LLC shall terminate and a Certificate of Cancellation shall be filed with the Virginia State Corporation Commission, together with any other documents required to effectuate the termination.

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                                   ARTICLE VII
                            ADMINISTRATIVE PROVISIONS

         7.1 OFFICES. The initial principal office, registered office, and registered agent shall be as set forth in the Articles of Organization. The Manager may change the principal office, the registered office or the registered agent at any time.

         7.2 INFORMATION AND RECORDS. The Manager shall keep full and accurate books of account, records, and supporting documents at the principal office of the LLC. Upon reasonable notice, a Member or a Member's designated representative shall have access to such books, records, and documents during reasonable business hours and may inspect and make copies of any of them at the Member's expense.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1 AMENDMENT. This Agreement may be amended at any time by the unanimous written consent of the Members.

         8.2 DEFINITIONS. Unless the context otherwise requires, the terms used in this Agreement shall have the same definitions set forth in the Act.

         8.3 GOVERNING LAW. This Agreement shall be governed by the Act and other applicable laws of the Commonwealth of Virginia, without giving effect to its conflicts of laws rules.

         IN WITNESS WHEREOF, the Member and the LLC have executed this Agreement on the day and date indicated above.

                                           CORNERSTONE REALTY INCOME TRUST, INC.

                                           By: /s/  S. J. Olander, Jr.
                                               ---------------------------------
                                               S. J. Olander, Jr., Secretary
                                                     Member

                                           CRIT-SC, LLC

                                           By: /s/  S. J. Olander, Jr.
                                               ---------------------------------
                                               S. J. Olander, Jr., Manager

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                                    EXHIBIT A
                                     TO THE
                               OPERATING AGREEMENT
                                       OF
                                  CRIT-SC, LLC

Name and Business                                                 Percentage
Address of Member             Capital Contribution                Interest
-----------------             --------------------                --------

Cornerstone Realty Income              $1,000.00                   100%
Trust, Inc.
306 East Main Street
Richmond, VA  23219


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